ARROW LOGO                                         INTERNAL CORRESPONDENCE
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Arrow Electronics, Inc.

To:     Employee name                        FROM:        Robert E. Klatell


                                              LOCATION:   Melville


DATE:   November 14, 1997                     PHONE:      (516) 391-1830
                                              FAX:        (516) 391-1683
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SUBJECT:   RESTRICTED STOCK AWARD AGREEMENT
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     The Board of Directors has authorized an award of xxx shares to you under the Arrow Electronics, Inc. Restricted Stock Plan
(the "Plan"), as evidenced by the accompanying Award Certificate.
Please be aware of the following:

1. Arrow will deliver the shares included in your award to you after they have "vested" (i.e., become free from the forfeiture provisions of the Plan);

2. The shares will vest in accordance with the Vesting Schedule shown on the Award Certificate, so long as you remain an employee through the vesting dates (except for certain instances specified in the Plan which will cause immediate vesting);

3. If you wish to sell any of your shares included in the award, the Plan requires that you first offer to sell them to Arrow;

4. This Restricted Stock Award Agreement and the accompanying Award Certificate summarize your award and, in certain instances, modify the Plan (copies of which are available upon request), but they do not expand your rights or create new rights under the Plan;

5. This award is being made to only a select number of individuals, and we ask you not to tell anyone outside your family that you have received the award;

6. Neither the authorization by the Board of Directors of your award or this Restricted Stock Award Agreement modifies in any way the terms of your employment with Arrow.

     In order to accept your award, you must sign one copy of this memorandum and each copy of the attached stock power, and return them to me at Arrow's corporate headquarters, 25 Hub Drive, Melville, New York 11747, by December 15, 1997. By signing this agreement you agree to accept the award, subject to the terms of this Restricted Stock Award Agreement, the Award Certificate, and the Plan (each of which are incorporated in, and made part of, this agreement).
If the signed letter and stock powers are not returned by the date indicated, your Restricted Stock Award will be forfeited.

ARROW ELECTRONICS, INC.                      ACCEPTED BY:



By:  /s/Robert E. Klatell                    /s/Employee
     --------------------                    -----------------------
     Robert E. Klatell                            Name
     Executive Vice President



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*                    S A M P L E   C E R T I F I C A T E                    *
*                          ARROW ELECTRONICS, INC.                          *
*                          RESTRICTED STOCK PLAN                            *
*                            AWARD CERTIFICATE                              *
*       The Board of Directors of Arrow Electronics, Inc. has granted a     *
*                       Restricted Stock Award to                           *
*                                                                           *
*                              Employee Name                                *
*                                                                           *
*                                                                           *
*       Award Date:  January 13, 1998       Number of Shares:  xxx          *
*                                                                           *
*                             Vesting Schedule                              *
*                                                                           *
*      ------------------------------------------------------------         *
*      Date                                       Number of Shares          *
*                                                                           *
*      January 13, 1999                                 xxx                 *
*      January 13, 2000                                 xxx                 *
*      January 13, 2001                                 xxx                 *
*      January 13, 2002                                 xxx                 *
*                                                                           *
*                                                                           *
*    The Award is subject to the terms and conditions of the Restricted     *
*    Stock Plan and the award agreement thereunder.                         *
*                                                                           *
*                                                                           *
*  IN WITNESS WHEREOF, this certificate has been executed by the undersigned*
*  on behalf of the Board of Directors of Arrow Electronics, Inc., and the  *
*  seal of the corporation has been affixed, this 26th day of January, 1998.*
*                                                                           *
*                                                                           *
*                                              SAMPLE                       *
*                                      -------------------------            *
*                                             Signature                     *
*                                                                           *
*                                                                           *
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